                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A
                        Amendment No.1 to Current Report

                             TRANSMEDIA EUROPE, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                                       13-3701141
-------------------------------                  -------------------------
(State or other jurisdiction of                       (I.R.S. Employer
 incorporation of organization)                       Identification No.)

                 11 ST. JAMES'S SQUARE, LONDON SW1Y 4LB, ENGLAND
              ---------------------------------------------------
              (Address of principal executive offices) (zip code)

                            U.K. 011-44-171-930-0706
                            ------------------------
                              including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days

                                           Yes  /     /           No     /  X /

Item 2.  Acquisition or Disposal of Assets

         On May 22, 1998 Transmedia Australia Travel Holdings Pty Limited ("Transmedia Australia"), a company owned equally by Transmedia Europe, Inc (the "Company") and Transmedia Asia Pacific, Inc. ("TMAP), acquired from Gisborne Travel Holdings Pty Limited ("Gisborne") 100% of the issued share capital of Breakaway Travel Club Pty Limited ("Breakaway")

         Breakaway, which is based in Sydney, Australia, commenced operations in 1995. Breakaway is a licensed travel agent specializing in discount package holidays for individuals employed in the travel industry in Australia. Such individuals are entitled to become members of Breakaway. Members of Breakaway pay an annual membership fee of Aus$20 (approximately $12). Breakaway has negotiated agreements with travel providers pursuant to which it can secure reduced rate fares from such travel providers. Travel providers include airlines, hotels and tour operators. These reduced rate fares are marketed to members by Breakaway.

         The transaction was consummated pursuant to a Share Sale Agreement (the "Agreement") dated March 26, 1998 between Gisborne, Transmedia Australia, Peter Guy Gisborne and Terence John Gill. The total consideration payable was Aus$375,000 (approximately $230,000). Such consideration was paid in cash.

         A more detailed explanation of this transaction can be found under Item
         2. Acquisition or Disposal of Assets within the original filing of Form 8-K filed by the Company dated June 5, 1998

         This amended Form 8K/A is filed to provide the financial statements and pro forma financial information related thereto


Item 7.           Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

         In accordance with Rule 210.3-05(b) of Regulation S-X the audited financial statements for Breakaway covering the fiscal years ended June 30, 1995, 1996 and 1997 are attached to this report. These financial statements have been prepared in accordance with Australian Accounting Standards and other mandatory professional reporting requirements in Australia.

         There are no adjustments required to these financial statements to comply with US generally accepted accounting principles and regulation S-X. Accordingly, no reconciliation statement in accordance with Item 17 of Form 20-F is presented.


(b)      Pro Forma Financial Information

         The following pro forma unaudited consolidated balance sheets as at September 30, 1997 and March 31, 1998 are presented as if the Breakaway acquisition had occurred on October 1, 1996. The pro forma unaudited consolidated statement of operations for the year ended September 30, 1997 and the six months ended March 31, 1998 are presented as if the Breakaway acquisition had occurred on October 1, 1996. The pro forma data is presented for informational purposes only and may not be indicative of the results of operations and the future financial position of the Company or what the results of operations and financial position of the Company would have been if the Breakaway acquisition had occurred on the dates set forth. These pro forma consolidated balance sheet and proforma statement of operations should be read in conjunction with the historical financial statements and notes thereto of the Company.

                     TRANSMEDIA EUROPE INC. AND SUBSIDIARIES
                       PROFORMA CONSOLIDATED BALANCE SHEET
-------------------------------------------------------------------------------


                                                                                          Proforma
                                                  September 30,          Proforma     September 30,
                                                          1997        adjustments             1997          Note
                                                     (Audited)                         (Unaudited)
                                                  -------------       -----------     -------------     ----------
Assets

Current assets
      Cash                                             554,624          (135,956)         418,668         (1)
      Trade accounts receivable                        484,968                            484,968
      Restaurant credits                             1,265,918                          1,265,918
      Amounts due from related parties                  86,401                             86,401
      Prepaid expenses and other current assets        599,626                           599,626
                                                   -----------       -----------      -----------
Total current assets                                 2,991,537          (135,956)       2,855,581

Non-current assets
      Investment in affiliated company                       0           154,937          154,937         (1),(2)
      Property and equipment                           741,116                            741,116
      Intangible assets                              5,197,426                          5,197,426
      Other assets                                     142,946                            142,946
                                                   -----------       -----------      -----------
Total assets                                        $9,073,025           $18,981       $9,092,006
                                                   -----------       -----------      -----------
                                                   -----------       -----------      -----------
Liabilities and Stockholders' Equity

Current liabilities
      Bank Overdraft                                   952,668                            952,668
      Trade accounts payable                         2,384,516                          2,384,516
      Deferred membership fee income                   536,509                            536,509
      Accrued liabilities                            1,459,388                          1,459,388
      Amount due to related party (note 4)           2,345,841                          2,345,841
                                                   -----------       -----------      -----------
Total current liabilities                            7,678,922                          7,678,922

Non-current liabilities
      Deferred license fee income                            0                                  0


Total liabilities                                    7,678,922                          7,678,922
                                                   -----------       -----------      -----------
Stockholders' equity

      6 1/2 % Convertible Preferred Shares               5,909                              5,909
      Common stock                                         140                                140
      Additional paid in capital                    12,108,055                         12,108,055
      Accumulated deficit                          (10,655,175)           18,981      (10,636,194)        (2)
      Treasury Stock                                  (517,112)                          (517,112)
      Cumulative foreign currency translation
      adjustment                                      (382,668)                          (382,668)
                                                   -----------       -----------      -----------
      Total stockholders' equity                       559,149            18,981          578,130

      Minority Interest                                834,954                            834,954

Total liabilities and stockholders' equity         $ 9,073,025           $18,981       $9,092,006
                                                   -----------       -----------      -----------
                                                   -----------       -----------      -----------

See accompanying notes

                     TRANSMEDIA EUROPE INC. AND SUBSIDIARIES
                  UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
-------------------------------------------------------------------------------


                                                                                         Proforma
                                                      March,31         Proforma          March,31
                                                          1998       adjustments             1998          Note
                                                   -----------     --------------      -----------      --------
Assets

Current assets
      Cash                                             503,962          (120,975)         382,987         (1)
      Trade accounts receivable                        746,548                            746,548
      Restaurant credits                             1,214,616                          1,214,616
      Amounts due from related parties                 124,653                            124,653
      Prepaid expenses and other current assets        862,510                            862,510
      Notes receivable                                 255,000                            255,000
                                                   -----------       -----------      -----------

Total current assets                                 3,707,289          (120,975)       3,586,314

Non-current assets
      Investment in affiliated company               4,547,068           109,418        4,656,486         (1)(2)
      Property and equipment                           646,792                            646,792
      Intangible assets                              1,774,987                          1,774,987
      Goodwill                                       3,210,000                          3,210,000
                                                   -----------       -----------      -----------
Total assets                                      $ 13,886,136          $(11,557)     $13,874,579
                                                   -----------       -----------      -----------
                                                   -----------       -----------      -----------
Liabilities and Stockholders' Equity

Current liabilities
      Bank credit line                               1,072,442                          1,072,442
      Trade accounts payable                         1,902,632                          1,902,632
      Deferred membership fee income                   487,446                            487,446
      Accrued liabilities                            1,902,661                          1,902,661
      Amount due to related party                    2,295,872                          2,295,872
      Deferred cost of investment                    3,248,735                          3,248,735
                                                   -----------       -----------      -----------
Total current liabilities                         $ 10,909,788                       $ 10,909,788
                                                   -----------       -----------      -----------
Stockholders' equity

      6 1/2 % Convertible Preferred Shares               5,909                              5,909
      Common stock                                         168                                168
      Additional paid in capital                    14,528,827                         14,528,827
      Accumulated deficit                          (11,309,133)          (11,557)     (11,320,690)        (2)
      Treasury stock                                  (517,112)                          (517,112)
      Cumulative foreign currency translation
      adjustment                                      (490,326)                          (490,326)
                                                   -----------       -----------      -----------
      Total stockholders' equity                   $ 2,218,333           (11,557)      $2,206,776
                                                   -----------       -----------      -----------

      Minority Interest                                758,015                            758,015
                                                   -----------       -----------      -----------
Total liabilities and stockholders' equity        $ 13,886,136           (11,557)     $13,874,579
                                                   -----------       -----------      -----------
                                                   -----------       -----------      -----------


See accompanying notes

                     TRANSMEDIA EUROPE INC. AND SUBSIDIARIES
                  PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------


                                                                                         Proforma
                                                     Year ended         Proforma       Year ended
                                                  September 30,      Adjustments    September 30,          Note
                                                           1997                              1997
                                                      (Audited)                       (Unaudited)
                                                ---------------  ---------------  ---------------   ---------------

Revenues                                             $6,928,936                        $6,928,936
Membership fees                                         941,320                           941,320
                                                    -----------      -----------      -----------

Total revenues and fees                               7,870,256                         7,870,256

Cost of sales                                         4,709,911                         4,709,911
                                                    -----------      -----------      -----------

Gross profit                                          3,160,345                         3,160,345

Selling, general and
administrative expenses                              (7,399,596)                       (7,399,596)
                                                    -----------      -----------      -----------

Loss from operations                                 (4,239,251)                       (4,239,251)

Share of profits/losses of associated company          (116,899)          18,981          (97,918)           (2)

Interest income                                          11,287                            11,287
                                                    -----------      -----------      -----------

Loss before income taxes                             (4,344,863)          18,981       (4,325,882)

Income taxes                                             13,621                            13,621
                                                    -----------      -----------      -----------

Net loss before preferred share dividends            (4,331,242)          18,981       (4,312,261)

Minority Interest                                       805,859                           805,859

Preferred share dividends                              (220,865)                         (220,865)
                                                    -----------      -----------      -----------
Net loss after preferred share dividends            $(3,746,248)          18,981      $(3,727,267)

Loss per common share                                   $(0.27)                           $(0.27)

Weighted average number of common
shares outstanding                                   13,736,502                        13,736,502
                                                    -----------      -----------      -----------


See accompanying notes

                     TRANSMEDIA EUROPE INC. AND SUBSIDIARIES
             UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------


                                                                                         Proforma
                                               Six months ended         Proforma Six months ended
                                                      March 31,      Adjustments        March 31,          Note
                                                           1998                              1998
                                                ---------------  ---------------  ---------------   ---------------
Revenues                                             $6,119,394                        $6,119,394

Cost of sales                                        (3,963,408)                       (3,963,408)
                                                    -----------      -----------      -----------

Gross profit                                          2,155,986                         2,155,986

Selling, general and                                 (3,006,422)                       (3,006,422)
administrative expenses
                                                    -----------      -----------      -----------

Loss from operations                                   (850,436)                         (850,436)

Share of profits/(losses) of associated company          83,108          (11,557)          71,551            (2)

Interest income                                           8,201                             8,201
                                                    -----------      -----------      -----------

Loss before income taxes                               (759,127)         (11,557)        (770,684)

Income taxes                                                  0                                 0
                                                    -----------      -----------      -----------

Net loss before preferred share dividend               (759,127)         (11,557)        (770,684)
                                                    -----------      -----------      -----------

Minority Interest                                       172,379

Preferred share dividends                              (67,210)

Net loss after preferred share dividends              (653,958)         (11,557)        (665,515)
                                                    -----------      -----------      -----------

Loss per common share                                   $(0.04)                           $(0.04)

Weighted average number of common
shares outstanding                                   14,940,527                        14,940,527
                                                    -----------      -----------      -----------


See accompanying notes

                     TRANSMEDIA EUROPE INC. AND SUBSIDIARIES
       NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

The acquisition of 50% of the issued share capital of Breakaway is accounted for on the equity basis. Effective control of the company is held by TMAP.


Note 1: To record the cost of the acquisition of 50% of the issued share capital of Breakaway


                                                 $Aus               US$                            US$
                                                              (at Sept 30 '97)               (at Mar 31 '98)
         Total Consideration                    187,500           135,956                        120,975

         Consisting of the following

         Cash                                   187,500           135,956                       120,975

         $US consideration value changes due to FX rate changes


Note 2: To record TME's share of the profits/(losses) of Breakaway for the year to September 30, 1997 and the 6 months to March 31, 1998


                                                                        $Aus               $
         Breakaway profits for the year to September 30, 1997          56,940           41,566
         Company's share of profits (50%)                              28,470           18,981


         Breakaway losses for the 6 months to March 31, 1998          (34,668)         (25,308)
         Company's share of losses (50%)                              (17,334)         (11,557)


Note 3.  Exchange rates used to prepare Pro forma financial information

Average exchange rate for the 12 months to September 30 1997 is $1Aus = $0.7300 Average exchange rate for the 6 months to March 31 1998 is $1Aus = $0.6667

Closing exchange rate at September 30 1997 is $1Aus = $0.7251
Closing exchange rate at March 31 1998 is $1Aus = $0.6452
Closing exchange rate at May 22 1998 is $1Aus = $0.6321

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorised.

TRANSMEDIA EUROPE, INC.




By:  /S/ Paul Harrison
----------------------
Paul Harrison
President and Chief Financial Officer

                                BREAKAWAY TRAVEL


                        BREAKAWAY TRAVEL CLUB PTY LIMITED

                               A.C.N. 067 679 627


                               FINANCIAL ACCOUNTS
                               FOR THE YEAR ENDED
                                 30TH JUNE 1997

                        BREAKAWAY TRAVEL CLUB PTY LIMITED

                               A.C.N. 067 679 627


                                    CONTENTS


                                Directors' Report

                             Statement By Directors

                        Notice of Annual General Meeting

                                  Balance Sheet

                      Profit & Loss Appropriation Statement

                         Trading Profit & Loss Statement

                              Supporting Schedules

                                Auditors' Report

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                                DIRECTORS' REPORT

Your directors submit the financial accounts of the company for the year ended 30th June 1997.

The names of the directors in office at the date of this report are:

      Terence John Gill
      Michael John Sawyer
      Peter Guy Gisborne

The principal activities of the company during the financial year were:

      Travel Agency

No significant change in the nature of these activities occurred during the year.

The net profit after providing for income tax amounted to $19,890. No dividends were paid during the year and no recommendation is made as to dividends.

No options to shares in the company have been granted during the financial year and there were no options outstanding at the end of the financial year.

No director has received or became entitled to receive, during or since the end of the financial year, a benefit because of a contract made by the company, controlled entity or a related body corporate with the director, a firm of which the director is a member or an entity in which the director has a substantial financial interest. This statement excludes a benefit included in the aggregate amount of emoluments received or due and receivable by directors shown in the company's financial accounts for the financial year or the fixed salary of a full time employee of the company, controlled entity or related body corporate.

Signed in accordance a resolution of the Board of Directors:


Director    /s/ Terence John Gill
         ------------------------------
         Terence John Gill


Director    /s/ Michael John Sawyer
         ------------------------------
         Michael John Sawyer

24th September, 1997

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                             STATEMENT BY DIRECTORS

In the opinion of the directors of the company:

1.    (a)   The accompanying Profit and Loss Account gives a true and fair view of the profit or loss of the company for the financial year ended
            30th June 1997; and

      (b) The accompanying Balance Sheet gives a true and fair view of the state of affairs of the company as at the end of the financial year; and

2. At the date of this statement, there are reasonable grounds to believe that the company can meet its debts as and when they fall due.

This statement is made in accordance with a resolution of the Board of Directors and is signed for and on behalf of the directors by:


Director    /s/ Terence John Gill
         ------------------------------
         Terence John Gill


Director    /s/ Michael John Sawyer
         ------------------------------
         Michael John Sawyer

24th September, 1997

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

REGISTERED OFFICE: Level 7, 75 Miller Street, NORTH SYDNEY NSW 2060

                        NOTICE OF ANNUAL GENERAL MEETING

NOTICE IS HEREBY GIVEN that the ANNUAL GENERAL MEETING of the company will be
held at:       Level 7, 75 Miller Street, NORTH SYDNEY NSW 2060
on:            9th October, 1997, commencing at 10:00 am

BUSINESS

      To receive, consider and adopt the financial statements of the company for year ended 30th June 1997 together with the reports of the directors and auditors thereon.

      General: To transact any business that may be lawfully brought forward.

By Order of the Board


/s/ Richard Wong
Richard Wong
Secretary

24th September, 1997.

A member entitled to attend and vote is entitled to appoint a proxy to attend and vote in his/her stead. That person need not be a member of the company, but should be a natural person over the age of 18 years. Forms to appoint proxies must be lodged at the registered office of the company not less than 48 hours before the time of the meeting.

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                                  BALANCE SHEET
                        FOR THE YEAR ENDED 30TH JUNE 1997

                                                           $              $
SHARE CAPITAL AND RESERVES
Authorised Capital

500,000 Ordinary Shares of $1 each                    500,000.00      500,000.00
 50,000 "A" Class Shares of $1 each                    50,000.00       50,000.00
 50,000 "B" Class Shares of $1 each                    50,000.00       50,000.00
 50,000 "C" Class Shares of $1 each                    50,000.00       50,000.00
 50,000 "D" Class Shares of $1 each                    50,000.00       50,000.00
 50,000 "E" Class Shares of $1 each                    50,000.00       50,000.00
 50,000 "F" Class Shares of $1 each                    50,000.00       50,000.00
 50,000 "G" Class Shares of $1 each                    50,000.00       50,000.00
 50,000 "H" Class Shares of $1 each                    50,000.00       50,000.00
 50,000 "I" Class Shares of $1 each                    50,000.00       50,000.00
 20,000 "J" Class Redeemable Preference
Shares of $1 each                                      20,000.00       20,000.00
 20,000 "K" Class Redeemable Preference
Shares of $1 each                                      20,000.00       20,000.00
 9,998 "L" Class Shares of $1 each                      9,998.00        9,998.00
 2 Redeemable Subscriber Shares of $1 each                  2.00            2.00
                                                   -------------   -------------
                                                   $1,000,000.00   $1,000,000.00
                                                   =============   =============
Issued Capital

90,000 Ordinary Shares of $1 each                      90,000.00       50,000.00
Retained Profits                                       47,519.58       27,629.34
                                                   -------------   -------------
TOTAL SHARE CAPITAL AND RESERVES                   $  137,519.58   $   77,629.34
                                                   =============   =============
Represented by:

CURRENT ASSETS

Deposits                                                  200.00            --
Petty Cash                                                200.00          200.00
Trade Debtors                                          26,539.84       48,076.45
Other Debtors - Airline Refunds                         9,404.27       50,558.50
Other Debtors - General                                   605.95        2,234.20
Cash at Bank - Client Account                         725,747.61      617,118.49
Cash at Bank - Business Account                        27,605.58       14,859.71
Loans at Call                                               --          7,911.64
                                                   -------------   -------------
                                                      790,303.25      740,958.99

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                                  BALANCE SHEET
                        FOR THE YEAR ENDED 30TH JUNE 1997

                                                            $               $

FIXED ASSETS

Office Equipment                                       11,158.00        7,105.00
Less: Accumulated Depreciation                          2,139.00          632.00
                                                   -------------   -------------
                                                        9,019.00        6,473.00

Furniture & Fittings                                   31,782.85       25,782.85
Less: Accumulated Depreciation                          5,535.00        2,072.00
                                                   -------------   -------------
                                                       26,247.85       23,710.85

Electrical Installations                                5,273.26        5,273.26
Less: Accumulated Depreciation                          1,106.00          420.00
                                                   -------------   -------------
                                                        4,167.26        4,853.26

                                                   -------------   -------------
TOTAL FIXED ASSETS                                     39,434.11       35,037.11
                                                   -------------   -------------
TOTAL ASSETS                                          829,737.36      775,996.10
                                                   =============   =============
CURRENT LIABILITIES

Trade Creditors                                       579,039.30      566,648.48
Other Creditors & Accruals                             97,647.36      115,697.58
Provision for Income Tax                               15,531.12       16,020.70
                                                   -------------   -------------
                                                      692,217.78      698,366.76
                                                   =============   =============
NET ASSETS                                         $  137,519.58   $   77,629.34
                                                   =============   =============

B.P. Woodward & Associates
Chartered Accountants


/s/ [ILLEGIBLE]         Partner
------------------------
Registered under the Public
Accountants Registration
Act, 1945 as Amended.

SYDNEY, 17th September, 1997

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                     PROFIT AND LOSS APPROPRIATION STATEMENT
                        FOR THE YEAR ENDED 30TH JUNE 1997

                                                           $               $

OPERATING PROFIT BEFORE INCOME TAX                     35,421.36       45,882.68
Income Tax Expense                                     15,531.12       18,280.80
                                                   -------------   -------------
                                                       15,531.12       18,280.80
                                                   -------------   -------------
NET OPERATING PROFIT                                   19,890.24       27,601.88
Retained Profits - Beginning of Year                   27,629.34           27.46
                                                   -------------   -------------
                                                       47,519.58       27,629.34
                                                   -------------   -------------
UNAPPROPRIATED PROFIT AT 30TH JUNE 1997            $   47,519.58   $   27,629.34
                                                   =============   =============

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                       TRADING, PROFIT AND LOSS STATEMENT
                        FOR THE YEAR ENDED 30TH JUNE 1997

                                                          $              $

SALES
Sales - Land & Air Travel                           7,908,236.05    6,224,724.25

LESS: COST OF GOODS SOLD
Client Travel Costs - Land & Air Content            6,918,486.91    5,423,189.22
                                                   -------------   -------------
                                                    6,918,486.91    5,423,189.22
                                                   -------------   -------------
GROSS PROFIT FROM TRADING                             989,749.14      801,535.03

SUNDRY INCOME

Commissions Received                                      967.68        4,103.13
Membership Fees                                       185,985.53       73,359.95
Interest Received                                      37,571.58       29,772.71
                                                   -------------   -------------
                                                      224,524.79      107,235.79
EXPENDITURE
Advertising                                            43,335.76       20,062.80
Brochure Production Costs                             140,094.51      171,335.17
Bank Charges                                           63,993.29       41,466.47
Computer Expenses                                      49,397.75        6,883.00
Consultancy Fees                                       88,000.00       51,200.00
Depreciation                                            5,656.00        3,124.00
Electricity                                             1,500.00        1,500.00
Entertainment Expenses                                  6,741.73        2,950.80
General Expenses                                        4,046.04        1,977.49
Hire of Plant & Equipment                                   --          8,430.14
Insurance                                               5,302.63        2,482.84
Leasing Charges                                        11,742.48       26,421.37
Legal Costs                                               802.00        1,388.00
Licences, Registration & Filing Fees                      573.00          470.00
Licence Agreement Re: Computer Software                14,160.00            --
Membership Cards                                       16,549.56       13,815.96
Payroll Tax                                            17,856.06            --
Postage & Courier                                      34,826.77       29,039.96
Printing & Stationery                                  12,235.01       21,826.72
Professional Fees                                       8,037.66        3,449.40
Public Relations                                       13,085.00        6,000.00
Rental of Computer System                              34,485.16            --
Rent                                                   36,844.01       21,580.50
Repairs & Maintenance                                   4,683.60        2,979.04
Salaries & Wages                                      456,401.85      339,758.50
Small Assets Written Off                                2,736.88          593.00
Staff Training & Welfare                                5,583.20        1,845.45
Sub-Contractors                                             --         12,749.23
Subscriptions                                           1,512.19            --
Superannutation Contributions                          51,354.88       33,987.93
Telephone, Fax & Telex                                 34,103.01       30,642.57
Temporary Staff                                         3,474.50            --
Travelling Expenses                                     9,738.04        4,927.80
                                                   -------------   -------------
                                                    1,178,852.57      862,888.14
                                                   -------------   -------------
OPERATING PROFIT BEFORE INCOME TAX                     35,421.36       45,882.68
                                                   =============   =============

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                    SUPPORTING SCHEDULES TO THE BALANCE SHEET
                        FOR THE YEAR ENDED 30TH JUNE 1997

                                                          $              $

Deposits
- Cab Charge                                              200.00            --
                                                   =============   =============
Loans at Call
Loan - Livingstone Travel Holdings Pty
Limited                                                     --          7,911.64
                                                   =============   =============

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                    SUPPORTING SCHEDULES TO THE BALANCE SHEET
                        FOR THE YEAR ENDED 30TH JUNE 1997

                                                          $               $

Interest Received
- National Australia Bank                              37,571.58       29,772.71
                                                   =============   =============
Leasing Charges
- General Equipment                                    11,742.48       26,421.37
                                                   =============   =============

                            INDEPENDENT AUDIT REPORT

                                TO THE MEMBERS OF

                        BREAKAWAY TRAVEL CLUB PTY LIMITED

                               A.C.N. 067 679 627

Scope

We have audited the financial statements of the company being the Profit and Loss Account, Balance Sheet, Statement of Cash Flows, Notes to and Forming part of the Accounts and Statement by Directors for the year ended 30th June 1997. The company's directors are responsible for the preparation and presentation of the financial statements and the information they contain. We have conducted an independent audit of these financial statements in order to express an opinion on them to the members of the company.

Our audit has been conducted in accordance with Australian Auditing Standards to provide reasonable assurance as to whether the financial statements are free of material misstatement. Oar procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial statements, and evaluation of accounting policies and significant accounting estimates. These procedures have been undertaken to form an opinion as to whether, in all material respects, the financial statements are presented fairly in accordance with Australian Accounting Standards and other mandatory professional reporting requirements (Urgent Issues Group Consensus Views) and statutory requirements so as to present a view of the company which is consistent with our understanding of its financial position and the results of its operations and cash flows.

The audit opinion expressed in this report has been formed on the above basis.

Audit Opinion

In our opinion the financial statements of the company are properly drawn up:

(a)   So as to give a true and fair view of:
      (i) the state of affairs of the company as at 30th June 1997 and of the profit and cash flows of the company for the year ended on that date; and
      (ii) the other matters required by Division 4, 4A and 4B of Part 3.6 of the Corporations Law to be dealt with in the financial statements;
(b)   In accordance with the provisions of the Corporations Law; and
(c) In accordance with applicable Amounting Standards and other mandatory professional reporting requirements.

B.P. Woodward & Associates

Chartered Accountants


/s/ [ILLEGIBLE]
-----------------------------
Partner: B.P. Woodward & Associates

SYDNEY

24th September, 1997

                        BREAKAWAY TRAVEL CLUB PTY LIMITED

                               A.C.N. 067 679 627


                               FINANCIAL ACCOUNTS
                               FOR THE YEAR ENDED
                                 30TH JUNE 1996

                        BREAKAWAY TRAVEL CLUB PTY LIMITED

                               A.C.N. 067 679 627


                                    CONTENTS


                                Directors' Report

                             Statement By Directors

                        Notice of Annual General Meeting

                                  Balance Sheet

                      Profit & Loss Appropriation Statement

                         Trading Profit & Loss Statement

                              Supporting Schedules

                                Auditors' Report

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                                DIRECTORS' REPORT

Your directors submit the financial accounts of the company for the year ended 30th June 1996.

The names of the directors in office at the date of this report are:

      Terence John Gill
      Michael John Sawyer
      Peter Guy Gisborne
      Peter Julian Kendall Forsyth

The principal activities of the company during the financial year were:

      Travel Agency

No significant change in the nature of these activities occurred during the year.

The net profit after providing for income tax amounted to $27,602 No dividends were paid during the year and no recommendation is made as to dividends.

No options to shares in the company have been granted during the financial year and there were no options outstanding at the end of the financial year.

No director has received or become entitled to receive, during or since the end of the financial year, a benefit because of a contract made by the company, controlled entity or a related body corporate with the director, a firm of which the director is a member or an entity in which the director has a substantial financial interest. This statement excludes a benefit included in the aggregate amount of emoluments received or due and receivable by directors shown in the company's accounts, prepared in accordance with Schedule 5 of the Corporations Regulations, or the fixed salary of a full time employee of the company, controlled entity or related body corporate.

Signed in accordance a resolution of the Board of Directors:


Director    /s/ Terence John Gill
         ------------------------------
         Terence John Gill


Director    /s/ Michael John Sawyer
         ------------------------------
         Michael John Sawyer

25th September, 1996

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                             STATEMENT BY DIRECTORS

In the opinion of the directors of the company:

1.    (a)   The accompanying Profit & Loss Account gives a true and fair view of the profit or loss of the company for the financial year ended 30th
            June 1996; and

      (b) The accompanying Balance Sheet gives a true and fair view of the state of affairs of the company as at the end of the financial year; and

2. At the date of this statement, there are reasonable grounds to believe that the company will be able to pay its debts as and when they fall due.

This statement is made in accordance with a resolution of the Board of Directors and is signed for and on behalf of the directors by:


Director    /s/ Terence John Gill
         ------------------------------
         Terence John Gill


Director    /s/ Michael John Sawyer
         ------------------------------
         Michael John Sawyer

25th September, 1996

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

REGISTERED OFFICE: Level 7, 75 Miller Street, NORTH SYDNEY NSW 2060

                        NOTICE OF ANNUAL GENERAL MEETING

NOTICE IS HEREBY GIVEN that the ANNUAL GENERAL MEETING of the company will be
held at:       Level 7, 75 Miller Street, NORTH SYDNEY NSW 2060
on:            11th October, 1996, commencing at 10:00 am

BUSINESS

      To receive, consider and adopt the financial statements of the company for year ended 30th June 1996 together with the reports of the directors and auditors thereon.

      General: To transact any business that may be lawfully brought forward.

By Order of the Board


/s/ Richard Wong
Richard Wong
Secretary

25th September, 1996.

A member entitled to attend and vote is entitled to appoint a proxy to attend and vote in his/her stead. That person need not be a member of the company, but should be a natural person over the age of 18 years. Forms to appoint proxies must be lodged at the registered office of the company not less than 48 hours before the time of the meeting.

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                                  BALANCE SHEET
                        FOR THE YEAR ENDED 30TH JUNE 1996

                                                           $             $

SHARE CAPITAL AND RESERVES
Authorised Capital

500,000 Ordinary Shares of $1 each                    500,000.00      500,000.00
 50,000 "A" Class Shares of $1 each                    50,000.00       50,000.00
 50,000 "B" Class Shares of $1 each                    50,000.00       50,000.00
 50,000 "C" Class Shares of $1 each                    50,000.00       50,000.00
 50,000 "D" Class Shares of $1 each                    50,000.00       50,000.00
 50,000 "E" Class Shares of $1 each                    50,000.00       50,000.00
 50,000 "F" Class Shares of $1 each                    50,000.00       50,000.00
 50,000 "G" Class Shares of $1 each                    50,000.00       50,000.00
 50,000 "H" Class Shares of $1 each                    50,000.00       50,000.00
 50,000 "I" Class Shares of $1 each                    50,000.00       50,000.00
 20,000 "J" Class Redeemable Preference
Shares of $1 each                                      20,000.00       20,000.00
 20,000 "K" Class Redeemable Preference
shares of $1 each                                      20,000.00       20,000.00
 9,998 "L" Class Shares of $1 each                      9,998.00        9,998.00
 2 Redeemable Subscriber Shares of $1 each                  2.00            2.00
                                                   -------------   -------------
                                                   $1,000,000.00   $1,000,000.00
                                                   =============   =============

Issued Capital

50,000 Ordinary Shares of $1 each                      50,000.00       50,000.00
Retained Profits                                       27,629.34           27.46
                                                   -------------   -------------
TOTAL SHARE CAPITAL AND RESERVES                   $   77,629.34   $   50,027.46
                                                   =============   =============
Represented by:

CURRENT ASSETS

Petty Cash                                                200.00            --
Trade Debtors                                          48,076.45       50,059.23
Other Debtors - Airline Refunds                        50,558.50            --
Other Debtors - General                                 2,234.20        2,821.41
Cash at Bank - Client Account                         617,118.49      594,341.49
Cash at Bank - Business Account                        14,859.71            --
Loans at Call                                           7,911.64            --
                                                   -------------   -------------
                                                      740,958.99      647,222.13

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                                  BALANCE SHEET
                        FOR THE YEAR ENDED 30TH JUNE 1996

                                                            $             $

FIXED ASSETS

Office Equipment                                        7,105.00            --
Less: Accumulated Depreciation                            632.00            --
                                                   -------------   -------------
                                                        6,473.00            --

Furniture & Fittings                                   25,782.85            --
Less: Accumulated Depreciation                          2,072.00            --
                                                   -------------   -------------
                                                       23,710.85            --

Electrical Installations                                5,273.26            --
Less: Accumulated Depreciation                            420.00            --
                                                   -------------   -------------
                                                        4,853.26            --

                                                   -------------   -------------
TOTAL FIXED ASSETS                                     35,037.11            --
                                                   -------------   -------------
TOTAL ASSETS                                          775,996.10            --
                                                   =============   =============
CURRENT LIABILITIES

Sundry Creditors                                            --         26,769.00
Trade Creditors                                       566,648.48      540,080.60
Other Creditors & Accruals                            115,697.58       20,370.12
Loans - Unsecured (CL)                                      --          9,974.95
Provision for Income Tax                               16,020.70            --
                                                   -------------   -------------
                                                      698,366.76      597,194.67
                                                   =============   =============
NET ASSETS                                         $   77,629.34   $   50,027.46
                                                   =============   =============

B.P. Woodward & Associates
Chartered Accountants


/s/ [ILLEGIBLE]        Partner
-----------------------
Registered under the Public
Accountants Registration
Act, 1945 as Attended.

SYDNEY, 25th September, 1996

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                     PROFIT AND LOSS APPROPRIATION STATEMENT
                        FOR THE YEAR ENDED 30TH JUNE 1996

                                                          $                $

OPERATING PROFIT BEFORE INCOME TAX                     45,882.68          323.47
Income Tax Expense                                     18,280.80          296.01
                                                   -------------   -------------
                                                       18,280.80          296.01
                                                   -------------   -------------
NET OPERATING PROFIT                                   27,601.88           27.46
Retained Profits - Beginning of Year                       27.46            --
                                                   -------------   -------------
                                                       27,629.34           27.46
                                                   -------------   -------------
UNAPPROPRIATED PROFIT AT 30TH JUNE 1996            $   27,629.34   $       27.46
                                                   =============   =============

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                       TRADING, PROFIT AND LOSS STATEMENT
                        FOR THE YEAR ENDED 30TH JUNE 1996

                                                          $              $

SALES
Sales-- Land & Air Travel                           6,224,724.25    1,261,188.76

LESS: COST OF GOODS SOLD
Client Travel Costs-- Land & Air Content            5,423,189.22    1,114,631.87
                                                   -------------   -------------
                                                    5,423,189.22    1,114,631.87
                                                   -------------   -------------
GROSS PROFIT FROM TRADING                             801,535.03      146,556.89

SUNDRY INCOME

Commissions Received                                    4,103.13          250.00
Membership Fees                                        73,359.95        9,415.00
Interest Received                                      29,772.71        3,398.78
                                                   -------------   -------------
                                                      107,235.79       13,063.78
EXPENDITURE
Advertising                                            20,062.80        3,631.00
Brochure Production Costs                             171,335.17       34,914.86
Bank Charges                                           41,466.47        2,215.64
Computer Expenses                                       6,883.00            --
Consultancy Fees                                       51,200.00       18,430.68
Depreciation                                            3,124.00            --
Electricity                                             1,500.00          625.00
Entertainment Expenses                                  2,950.80          573.55
Freight & Courier                                           --          4,141.95
General Expenses                                        1,977.49          107.12
Hire of Plant & Equipment                               8,430.14            --
Insurance                                               2,482.84            --
Leasing Charges                                        26,421.37          657.08
Legal Costs                                             1,388.00            --
Licences, Registration & Filing Fees                      470.00        1,095.00
Membership Cards                                       13,815.96            --
Postage & Courier                                      29,039.96            --
Printing & Stationery                                  21,826.72        3,654.08
Professional Fees                                       3,449.40        1,100.00
Public Relations                                        6,000.00        2,500.00
Rent                                                   21,580.50        3,075.00
Repairs & Maintenance                                   2,979.04          584.00
Salaries & Wages                                      339,758.50       58,947.06
Small Assets Written Off                                  593.00          665.00
Staff Training & Welfare                                1,845.45          331.35
Sub - Contractors                                      12,749.23            --
Superannuation Contributions                           33,987.93        2,357.88
TCF Contributions                                           --          5,600.00
Telephone, Fax & Telex                                 30,642.57       12,232.20
Travelling Expenses                                     4,927.80        1,858.75
                                                   -------------   -------------
                                                      862,888.14      159,297.20
                                                   -------------   -------------
OPERATING PROFIT BEFORE INCOME TAX                     45,882.68          323.47
                                                   =============   =============

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                    SUPPORTING SCHEDULES TO THE BALANCE SHEET
                        FOR THE YEAR ENDED 30TH JUNE 1996

                                                           $              $
Loans at Call

Loan - Livingstone Travel Holdings Pty
Limited                                                 7,911.64            --
                                                   =============   =============
Loans - Unsecured (CL)
Loan - Livingstone Travel Holdings Pty Ltd                  --          9,974.95
                                                   =============   =============

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

               SUPPORTING SCHEDULES TO THE PROFIT & LOSS STATEMENT
                        FOR THE YEAR ENDED 30TH JUNE 1996

                                                           $              $

Interest Received
National Australia Bank                                29,772.71        3,398.78
                                                   =============   =============
Leasing Charges
General                                                26,421.37          657.08
                                                   =============   =============

                            INDEPENDENT AUDIT REPORT

                                TO THE MEMBERS OF

                        BREAKAWAY TRAVEL CLUB PTY LIMITED

                               A.C.N. 067 679 627

Scope

We have audited the financial statements of the Company being the Profit and Loss Account, Balance Sheet, Statement of Cash Flows, Notes to and Forming Part of the Accounts and Statement by Directors for the year ended 30th June 1996. The company's directors are responsible for the preparation and presentation of the financial statements and the information they contain. We have conducted an independent audit of these financial statements in order to express an opinion on them to the members of the company.

Our audit has been conducted in accordance with Australian Auditing standards to provide reasonable assurance as to whether the financial statements are free of material misstatement. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial statements, and evaluation of accounting policies and significant accounting estimates. These procedures have been undertaken to form an opinion as to whether, in all material respects, the financial statements are presented fairly in accordance with Australian Accounting Standards and other mandatory professional reporting requirements (Urgent Issues Group Consensus Views) and statutory requirements so as to present a view of the company which is consistent with our understanding of its financial position and the results of its operations and cash flows.

The audit opinion expressed in this report has been formed on the above basis.

Audit Opinion

In our opinion the financial statements of the Company are properly drawn up:

(a)   So as to give a true and fair view of:
      (i) the state of affairs of the company as at 30th June 1996 and of the profit of the company for the year ended on that date; and
      (ii) the other matters required by Division 4, 4A and 4B of Part 3.6 of the Corporations Law to be dealt with in the financial statements;
(b)   In accordance with the provisions of the Corporations Law; and
(c) In accordance with applicable Accounting Standards and other mandatory professional reporting requirements.

B.P. Woodward & Associates
Chartered Accountants

/s/ [ILLEGIBLE]
-----------------------------------
Partner: B.P. Woodward & Associates

SYDNEY, 25th September, 1996

                        BREAKAWAY TRAVEL CLUB PTY LIMITED

                               A.C.N. 067 679 627


                               FINANCIAL ACCOUNTS
                               FOR THE YEAR ENDED
                                 30TH JUNE 1995

                        BREAKAWAY TRAVEL CLUB PTY LIMITED

                               A.C.N. 067 679 627


                                    CONTENTS


                                Directors' Report

                             Statement By Directors

                        Notice of Annual General Meeting

                                  Balance Sheet

                      Profit & Loss Appropriation Statement

                         Trading Profit & Loss Statement

                              Supporting Schedules

                                Auditors' Report

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                                DIRECTORS' REPORT

Your directors submit the financial accounts of the company for the year ended 30th June 1995.

The names of the directors in office at the date of this report are:

      Terence John Gill
      Michael John Sawyer
      Peter Guy Gisborne
      Peter Julian Kendall Forsyth

The principal activities of the company during the financial year were:

      Travel Agency

No significant change in the nature of these activities occurred during the year.

The net profit after providing for income tax amounted to $27.
No dividends were paid during the year and no recommendation is made as to dividends.

No options to shares in the company have been granted during the financial year and there were no options outstanding at the end of the financial year.

No director has received or become entitled to receive, during or since the end of the financial year, a benefit because of a contract made by the company, controlled entity or a related body corporate with the director, a firm of which the director is a member or an entity in which the director has a substantial financial interest. This statement excludes a benefit included in the aggregate amount of emoluments received or due and receivable by directors shown in the company's accounts, prepared in accordance with Schedule 5 of the Corporations Regulations, or the fixed salary of a full time employee of the company, controlled entity or related body corporate.

Signed in accordance with a resolution of the Board of Directors:


Director    /s/ Terence John Gill
         ------------------------------
         Terence John Gill


Director    /s/ Michael John Sawyer
         ------------------------------
         Michael John Sawyer

29th September, 1995

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                             STATEMENT BY DIRECTORS

In the opinion of the directors of the company:

1.    (a)  The accompanying Profit & Loss Account is drawn up so as to give a true and fair view of the profit or loss of the company for the financial year ended 30th June 1995;

      (b) The accompanying Balance Sheet is drawn up so as to give a true and fair view of the state of affairs of the company as at the end of the financial year; and

2. At the date of this statement, there are reasonable grounds to believe that the company will be able to pay its debts as and when they fall due.

This statement is made in accordance with the resolution of the Board of Directors and is signed for and on behalf of the directors by:


Director    /s/ Terence John Gill
         ------------------------------
         Terence John Gill


Director    /s/ Michael John Sawyer
         ------------------------------
         Michael John Sawyer

29th September, 1995

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

REGISTERED OFFICE Level 7, 75 Miller Street, NORTH SYDNEY NSW 2060

                        NOTICE OF ANNUAL GENERAL MEETING

NOTICE IS HEREBY GIVEN that the ANNUAL GENERAL MEETING of the company will be
held at:       Level 7, 75 Miller Street, NORTH SYDNEY NSW 2060
on:            9th October, 1997, commencing at 10:00 am

BUSINESS

      To receive, consider and adopt the financial statements of the company for year ended 30th June 1995 together with the reports of the directors and auditors thereon.

      General: To transact any business that may be lawfully brought forward.

By Order of the Board


/s/ Richard Wong
Richard Wong
Secretary

29th September, 1995.

A member entitled to attend and vote is entitled to appoint a proxy to attend and vote in his/her stead. That person need not be a member of the company, but should be a natural person over the age of 18 years. Forms to appoint proxies must be lodged at the registered office of the company not less than 48 hours before the time of the meeting.

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                                  BALANCE SHEET
                        FOR THE YEAR ENDED 30TH JUNE 1995

SHARE CAPITAL AND RESERVES                            $             $
Authorised Capital

1,000,000 Ordinary Shares of $1 each             $1,000,000            --
                                                ===========      ===========
Issued Capital
50,000 Ordinary Shares of $1 each                 50,000.00            --
Retained Profits                                      27.46            --
                                                -----------      -----------

TOTAL SHARE CAPITAL AND RESERVES                 $50,027.46            --
                                                ===========      ===========
Represented by:

CURRENT ASSETS
Trade Debtors                                     50,059.23            --
Other Debtors                                      2,821.41            --
Cash at Bank                                     594,341.49            --
                                                -----------      -----------
                                                 647,222.13
                                                ===========      ===========

FIXED ASSETS

CURRENT LIABILITIES
Sundry Creditors                                  26,769.00            --
Trade Creditors                                  540,080.60            --
Other Creditors & Accruals                        20,370.12            --
Loans-Unsecured (CL)                               9,974.95            --
                                                -----------      -----------
                                                 597,194.67            --
                                                ===========      ===========
NET ASSETS                                       $50,027.46            --
                                                ===========      ===========

B.P. Woodward & Associates
Chartered Accountants


/s/ [ILLEGIBLE]         Partner
------------------------
Registered under the Public
Accountants Registration
Act, 1945 as Amended.

SYDNEY, 29TH September, 1995

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                         PROFIT AND LOSS APPROPRIATION STATEMENT
                        FOR THE YEAR ENDED 30TH JUNE 1995

                                                    $                $

OPERATING PROFIT BEFORE INCOME TAX                   323.47            --
Income Tax Expense                                   296.01            --
                                                -----------      -----------
LESS COST:                                           296.01            --
                                                -----------      -----------
NET OPERATING PROFIT                                  27.46            --
                                                -----------      -----------
UNAPPROPRIATED PROFIT AT 30TH JUNE 1995              $27.46            --
                                                ===========      ===========

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                       TRADING, PROFIT AND LOSS STATEMENT
                        FOR THE YEAR ENDED 30TH JUNE 1995

                                                    $                $
SALES
Sales-Land & Air Travel                        1,261,188.76            --

LESS: COST OF GOODS SOLD
Client Travel Costs - Land & Air Content       1,114,631.87            --
                                               ------------    ------------
                                               1,114,631.87            --
                                               ------------    ------------

GROSS PROFIT FROM TRADING                        146,556.89            --

SUNDRY INCOME

Commissions received                                 250.00            --
Membership Fees                                    9,415.00            --
Interest Received                                  3,398.78            --
                                               ------------    ------------
                                                  13,063.78            --
EXPENDITURE
Advertising                                        3,631.00            --
Brochure Production Costs                         34,914.86            --
Bank Charges                                       2,215.64            --
Consultancy Fees                                  18,430.68            --
Electricity                                          625.00            --
Entertainment Expenses                               573.55            --
Freight & Courier                                  4,141.95            --
General Expenses                                     107.12            --
Leasing Charges                                      657.08            --
Licenses, Registration & Filing Fees               1,095.00            --
Printing & Stationery                              3,654.08            --
Professional Fees                                  1,100.00            --
Public Relations                                   2,500.00            --
Rent                                               3,075.00            --
Repairs & Maintenance                                584.00            --
Salaries & Wages                                  58,947.06            --
Small Assets Written Off                             665.00            --
Staff Amenities                                      331.35            --
Superannuation Contributions                       2,357.88            --
TCF Contribution                                   5,600.00            --
Telephone, Fax & Telex                            12,232.20            --
Travelling Expenses                                1,858.75            --
                                               ------------    ------------
                                                 159,297.20            --
                                               ------------    ------------
OPERATING PROFIT BEFORE INCOME TAX                   323.47            --
                                               ============    ============

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

                    SUPPORTING SCHEDULES TO THE BALANCE SHEET
                        FOR THE YEAR ENDED 30TH JUNE 1995

                                                    $                $
Loans - Unsecured (CL)
Loan - Livingstone Travel Holdings Pty Ltd         9,974.95            --
                                               ============    ============

                        BREAKAWAY TRAVEL CLUB PTY LIMITED
                               A.C.N. 067 679 627

               SUPPORTING SCHEDULES TO THE PROFIT & LOSS STATEMENT
                        FOR THE YEAR ENDED 30TH JUNE 1995

                                                    $                $
Interest Received
- National Australia Bank                          3,398.78            --
                                               ============    ============
Leasing Charges
- General                                            657.08            --
                                               ============    ============

                          INDEPENDENT AUDITOR'S REPORT

                               TO THE MEMBERS OF

                       BREAKAWAY TRAVEL CLUB PTY LIMITED

                               A.C.N. 067 679 627

Scope

We have audited the accounts of the Company being the Profit and Loss Account, Balance Sheet and Statement by Directors for the year ended 30th June 1995. The company's directors are responsible for the preparation and presentation of the accounts and the information they contain. We have performed an independent audit of these accounts in order to express an opinion on them to the members of the company.

Our audit has been conducted in accordance with Australian Auditing Standards to provide reasonable assurance as to whether the accounts are free of material misstatement. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the accounts, and evaluation of accounting policies and significant accounting estimates. These procedures have been undertaken to form an opinion as to whether, in all material respects, the accounts are presented fairly in accordance with Australian Accounting Concepts and Standards and statutory requirements so as to present a view of the company which is consistent with our understanding of its financial position and the results of its operations.

The audit opinion expressed in this report has been formed on the above basis.

Audit Opinion

In our opinion the accounts of the Company are properly drawn up:

(a)   So as to give a true and fair view of:
      (i) the state of affairs of the company as at 30th June 1995 and of the profit of the company for the year ended on that date; and
      (ii) the other matters required by Division 4, 4A and 4B of Part 3.6 of the Corporations Law to be dealt with in the accounts;
(b)   In accordance with the provisions of the Corporations Law; and
(c) In accordance with Statements of Accounting Concepts and applicable Accounting Standards.

B.P. Woodward & Associates
Chartered Accountants

/s/ [ILLEGIBLE]
-----------------------------
Partner: B.P. Woodward & Associates

SYDNEY, 29th September, 1995